UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2015

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11101 W 120th Ave, Suite 200, Broomfield, Colorado  80021
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

__________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

(a)     On February 24, 2015, the Board of Directors of ROOMLINX, INC. (the “Company”) dismissed GHP Horwath, P.C.  (“GHP”) as the Company’s independent registered public accounting firm, to be replaced by a new firm.

GHP’s reports on the Company’s financial statements for the two years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, except to indicate there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2013 and 2012, and through February 24, 2015, there were no disagreements between the Company and GHP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of GHP, would have caused GHP to make reference to the matter in its report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2013 and 2012 or through February 24, 2015.

The Company requested that GHP furnish a statement as to whether it agrees with the statements made by the Company in response to this item, and if not, stating the respects in which it does not agree. The Company hereby files GHP’s letter as Exhibit 16.1 to this report in which GHP agrees with the statements concerning GHP contained herein.

(b)     Contemporaneous with the dismissal of GHP, on February 24, 2015, the Board of Directors of the Company engaged the firm of KMJ | Corbin & Company LLP (“KMJ/Corbin”) as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures and execution of an engagement letter. For the fiscal years ended December 31, 2013 and 2012 and as of the date hereof, the Company (or someone on its behalf) has not consulted with KMJ/Corbin regarding either:

(i)     the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company’s or oral advice was provided that KMJ/Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; nor

(ii)     any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

16.1	Letter dated February 26, 2015 from GHP Horwath, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 26, 2015
ROOMLINX INC.

By:  /s/  Michael S. Wasik
               Michael S. Wasik
               President and Chief Executive Officer